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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                OCTOBER 11, 2000

                               GC COMPANIES, INC.
                         -------------------------------
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                         -------------------------------
                 (State or Other Jurisdiction of Incorporation)


         1-12360                                      04-3200876
  ------------------------                ------------------------------------
  (Commission file number)                (IRS employer identification number)


 27 BOYLSTON STREET, CHESTNUT HILL, MA                          02167
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(Address of principal executive offices)                     (Zip code)


                                 (617) 232-8200
                         -------------------------------
              (Registrant's telephone number, including area code)

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     ITEM 3. BANKRUPTCY OR RECEIVERSHIP

          On October 11, 2000, GC Companies, Inc. (the "Company") and certain of its domestic subsidiaries, including General Cinema Theatres, Inc., filed voluntary petitions to reorganize their business under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. No trustee, receiver or examiner has been appointed and the Company is continuing to operate as a debtor in possession.

          A press release relating to these matters is attached hereto as
Exhibit 99 and incorporated herein in its entirety by reference.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 99 -- Press Release dated October 11, 2000.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GC COMPANIES, INC.


Date: October 11, 2000              By:  /s/ Philip J. Szabla
                                       -----------------------------------------
                                       Name: Philip J. Szabla
                                       Title: Vice President and General Counsel





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                                  EXHIBIT INDEX


EXHIBIT NO.                 DESCRIPTION
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  99            Press Release dated October 11, 2000